                                     LEASE
                                    BETWEEN
                                    RAGS II
                                      AND
                             RULE INDUSTRIES, INC.

                                 JUNE 15, 1995

                                     LEASE
                                    BETWEEN
                                    RAGS II
                                      AND
                             RULE INDUSTRIES, INC.

                                 JUNE 15, 1995



                                     INDEX
                                     -----


                                                                   Page
                                                                   ----
 ARTICLE 1 - Definitions.........................................    1

 1.01. General Provisions........................................    1
 1.02. Terms Defined.............................................    2


 ARTICLE 2 - Premises............................................    6

 2.01. Premises..................................................    6
 2.02. Parking...................................................    6

 ARTICLE 3 - Term................................................    7

 3.01. Term Commencement.........................................    7
 3.02. Termination...............................................    7

 ARTICLE 4 - Rent................................................    7

 4.01. Basic Rent................................................    7
 4.02. Security Deposit..........................................    7

 ARTICLE 5 - Use of Premises.....................................    7

 5.01. Use.......................................................    7

 ARTICLE 6 - Taxes and Operating Expenses........................    7

 6.01. Taxes; Operating Expenses.................................    7
 6.02. Installment Payment.......................................    8
 6.03. Compliance................................................    8
 6.04. Taxation..................................................    8
 6.05. Contests..................................................    8
 6.06. Refunds and Rebates ......................................    9
 6.07. Other Taxes...............................................    9
 6.08. Tax Escrow................................................    9

                                                                   Page
                                                                   ----
 ARTICLE 7 - Tenant's Improvements and Maintenance..............     9

 7.01.  Alterations and Improvements............................     9
 7.02.  Maintenance.............................................    10
 7.03.  Redelivery..............................................    10

 ARTICLE 8 - Hazardous Substances...............................    11

 8.01.  Indemnity...............................................    11
 8.02.  Definition..............................................    12
 8.03.  Inspections.............................................    12

 ARTICLE 9 - Tenant's Particular Covenants......................    12

 9.01.  Pay Rent................................................    12
 9.02.  Occupancy of the Premises...............................    12
 9.03.  Safety..................................................    13
 9.04.  Pay Taxes...............................................    13

 ARTICLE 10 - Requirements of Governmental Authority............    13

 10.01. Legal Requirements......................................    13

 ARTICLE 11 - Covenants Against Liens...........................    13

 11.01. Mechanics Liens.........................................    13
 11.02. Indemnity Against Liens.................................    13
 11.03. Right to Discharge......................................    14

 ARTICLE 12 - Access to Premises................................    14

 12.01. Access..................................................    14

 ARTICLE 13 - Assignment and Subletting Occupancy Arrangements..    14

 13.01. Subletting and Assignment...............................    14

 ARTICLE 14 - Indemnity.........................................    15

 14.01. Tenant's Indemnity......................................    15
 14.02. Landlord's Liability....................................    15


                                                                   Page
                                                                   ----
 ARTICLE 15 - Insurance..........................................   16

 15.01. Insurance................................................   16
 15.02. Insurance Escrow.........................................   18

 ARTICLE 16 - Waiver of Subrogation..............................   19

 16.01. Waiver of Subrogation....................................   19
 16.02. Waiver of Rights.........................................   19

 ARTICLE 17 - Damage or Destruction..............................   19

 17.01. Substantial Damage.......................................   19
 17.02. Restoration..............................................   19

 ARTICLE 18 - Eminent Domain.....................................   20

 18.01. Total Taking.............................................   20
 18.02. Partial Taking...........................................   20
 18.03. Awards and Proceeds......................................   20

 ARTICLE 19 - Quiet Enjoyment....................................   21

 19.01. Landlord's Covenant......................................   21
 19.02. Notice to Mortgagee......................................   21
 19.03. Other Provisions Regarding Mortgagees....................   21

 ARTICLE 20 - Defaults; Events of Default........................   22

 20.01. Defaults.................................................   22
 20.02. Tenant's Best Efforts....................................   22
 20.03. Elimination of Default...................................   23

 ARTICLE 21 - Insolvency.........................................   23

 21.01. Insolvency...............................................   23

 ARTICLE 22 - Landlord's Remedies; Damages
    on Default...................................................   23

 22.01. Landlord's Remedies......................................   23
 22.02. Subordination, Attornment and Non-Disturbance
          Agreement..............................................   23
 22.03. Surrender................................................   24
 22.04. Right to Relet...........................................   24
 22.05. Survival of Covenant.....................................   24
 22.06. Right to Equitable Relief................................   25

                                                                   Page
                                                                   ----
 22.07. Right to Self Help; Interest on Overdue Rent.............   25
 22.08. Further Remedies.........................................   26

 ARTICLE 23 - Waivers............................................   26

 23.01. No Waivers...............................................   26

 ARTICLE 24 - Sale of Premises or Building.......................   26

 24.01. Right of First Offer.....................................   26

 ARTICLE 25 - General Provisions.................................   26

 25.01. Force Majeure............................................   27
 25.02. Notices and Communications ..............................   27
 25.03. Certificates, Estoppel Letter ...........................   27
 25.04. Holding Over.............................................   28
 25.05. Governing Law............................................   28
 25.06. Partial Invalidity.......................................   28
 25.07. Notice of Lease..........................................   28
 25.08. Interpretation...........................................   28
 25.09. Consents.................................................   29
 25.10. Entire Agreement.........................................   29
 25.11. Parties..................................................   29

                                     LEASE
                                     -----

          This lease ("Lease") made at Boston, Massachusetts dated as of the _____ day of ______________________________, 1995 by and between RAGS II, a
Massachusetts general partnership, having a principal place of business at 2 Fox Place, Newton Centre, Massachusetts 02159, as landlord ("Landlord"), and RULE INDUSTRIES, INC., a Massachusetts corporation, with a principal place of business at 70 Blanchard Road, Burlington, MA 01803, as tenant ("Tenant" which term shall hereafter include any successors or assigns).

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                             W I T N E S S E T H :
                             - - - - - - - - - -

                                   ARTICLE 1

                                  Definitions
                                  -----------

          1.01. General Provisions. For all purposes of this Lease unless
                ------------------
otherwise expressed and provided herein or therein or unless the context otherwise requires:

          (a) The words herein, hereof, hereunder and other words of similar
                        ------  ------  ---------
import refer to this Lease as a whole and not to any particular article, section or other subdivision of this Lease.

          (b) A pronoun in one gender includes and applies to the other genders as well.

          (c) Each definition stated in Section 1.02 of this Lease applies equally to the singular and the plural forms of the term or expression defined.

          (d) Any reference to a document defined in Section 1.02 of this Lease is to such document as originally executed, or, if modified, amended or supplemented in accordance with the provisions of this Lease, to such document as so modified, amended or supplemented and in effect at the relevant time of reference thereto.

          (e) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

          1.02. Terms Defined. Each term or expression set forth in this Section
                -------------
1.02 has the meaning stated immediately after it.

          Additional Rent. All sums and other charges (other than Basic Rent)
          ---------------
payable by Tenant to or on behalf of Landlord or incurred by Landlord as the result of a Default.

          Affiliate. With respect to any specified person, any other person
          ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, the term control when used with respect to any specified person means the power
         -------
to direct the management policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms controlling and controlled by have meanings correlative to the
              -----------     -------------
foregoing.

          Authorizations. All franchises, licenses, permits and other
          --------------
governmental consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for the use and occupancy of the Premises and the conduct or continuation of a Permitted Use therein.

          Basic Rent. Eight Hundred Thirty Thousand Two Hundred Fifty and 00/100
          ----------
Dollars ($830,250.00) subject to adjustment by Section 24.02 of this Lease.

          Building. The building and improvements on the Land (defined below).
          --------

          Business Day. A day which is not a Saturday, Sunday or other day on
          ------------
which banks in Massachusetts, are authorized or required by law or executive order to remain closed.

          Calendar Year. The First Calendar Year, the Last Calendar Year and any
          -------------
full calendar year (January 1 through December 31) occurring during the Lease Term.

          Control. As defined in the definition of Affiliate.
          -------

          Corporation. A corporation, company, association, business trust or
          -----------
similar organization wherever formed.

          Default. Any event or condition specified in Article 20 hereof so long
          -------
as any applicable requirement for the giving of notice or lapse of time or both have not been fulfilled.

          Event of Default. Any event or condition specified in (a) Article 20
          ----------------
hereof (if all applicable periods for the giving of notice or lapse of time or both have been fulfilled) or in (b)
Article 21 hereof.

          First Calendar Year. The partial Calendar Year commencing on the Term
          -------------------
Commencement Date and ending on the next succeeding December 31.

          Force Majeure. Acts of God, strikes, lock outs, labor troubles,
          -------------
inability to procure materials, failure of power, restrictive Legal Requirements, riots and insurrection, acts of the public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act, failure to act or default of the other party to this Lease or any other reason beyond the control of any party to this Lease; provided, however, lack of money shall not be deemed such a cause.

          Governmental Authority. United States of America, The Commonwealth of
          ----------------------
Massachusetts, the Town of South Deerfield, Franklin County, and any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of them.

          Insolvency. The occurrence with respect to any Person of one or more
          ----------
of the following events: the dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of the property of such person, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by such Person or the filing of a petition of bankruptcy or the commencement of any proceedings by or against such Person under a bankruptcy, insolvency or other law relating to the relief of the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if such petition or commencement is involuntarily made against such a Person and is dismissed within sixty (60) days of the date of such filing or commencement, such events shall not constitute an insolvency hereunder; and provided, however, that the foregoing shall not be applicable to the death of any partner of Landlord.

          Insurance Requirements. All terms of any policy of insurance
          ----------------------
maintained by Landlord or Tenant, on its own behalf or on behalf of (a) the other party to this Lease or (b) Mortgagee and all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting any condition, operation, use or occupancy of the Premises.

          Land. The parcel of land described in Exhibit A hereto.
          ----

          Landlord. As defined in the preamble hereof.
          --------

          Last Calendar Year. The partial Calendar Year commencing on January 1
          ------------------
of the Calendar Year in which the Lease Termination Date occurs and ending on the Lease Termination Date.

          Lease Term. The period commencing on the Term Commencement Date and
          ----------
ending on the Lease Termination Date.

          Lease Termination Date. the earlier to occur of (1) the Stated
          ----------------------
Expiration Date, (2) the termination of this Lease by Landlord as the result of an Event of Default, (3) the termination of this Lease pursuant to Article 17 hereof (Damage or Destruction) or Article 18 hereof (Eminent Domain).

          Lease Year. A period commencing on the Term Commencement Date (or an
          ----------
anniversary thereof) and ending on the day before the next succeeding anniversary thereof.

          Legal Requirements. All statutes, codes, ordinances (and all rules and
          ------------------
regulations thereunder), all executive orders and other administrative orders, judgments, decrees, injunctions and other judicial orders of or by any Governmental Authority which may at any time be applicable to the Premises or Building or to any Permitted Uses and the provisions of all Authorizations.

          Mortgage. Any mortgage now or hereafter of record encumbering the fee
          --------
interest in the Premises.

          Mortgagee. Any person or entity holding a Mortgage on the Premises.
          ---------

          Note. Any note secured by a Mortgage.
          ----

          Occupancy Arrangement. With respect to the Premises or any portion
          ---------------------
thereof or the Lease, and whether (a) written or unwritten or (b) for all or any portion of the Lease Term, an assignment, a sublease, a tenancy at will, a tenancy at sufferance or any other arrangement (including but not limited to a license or concession) pursuant to which a Person occupies the Premises for any purpose.

          Operating Expenses. All expenses, costs, and disbursements of every
          ------------------
kind and nature which Landlord or Tenant shall pay or become obligated to pay, or which Tenant is obligated to pay to or on behalf of Landlord, in connection with the ownership, operation and maintenance of the Premises, including insurance, taxes, maintenance and any additional costs to Landlord resulting from Tenant's Default.

          Partial Taking. Any Taking which is not a Total Taking.
          --------------

          Permitted Exceptions. Any liens or encumbrances on the Premises of the
          --------------------
following character:


          (a) Liens for taxes, assessments and other governmental charges assessed but not yet due and payable.

          (b) Mortgage.

          (c) Title Conditions.

          Permitted Uses. The current use of the Building is a mix of
          --------------
industrial, warehouse and office use. Industrial, warehouse and office uses may continue and the Premises may be used for any lawful use consistent therewith and ancillary thereto.

          Person. An individual, a corporation, a company, a voluntary
          ------
association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

          Premises. The Land and Building.
          --------

          Proceeds. With respect to any Taking or occurrence described in
          --------
Articles 17 or 18 hereof, with respect to which any Person is obligated to pay any amount to or for the account of Landlord, the aggregate of (i) all sums payable or receivable under or in respect of any insurance policy, and (ii) all sums or awards payable in respect to a Taking.

          Rent. Basic Rent and all Additional Rent.
          ----

          Security Deposit. An amount equal to One Hundred Thirty Thousand and
          ----------------
00/100 Dollars ($130,000).

          Stated Expiration Date. The fifteenth (15th) anniversary of the date
          ----------------------
hereof.

          Taking. The taking or condemnation of title to all or any part of the
          ------
Land or the possession or use of the Building or the Premises by a competent person for any public use or purpose or any proceeding or negotiation which results in such taking or any sale or lease in lieu of or in anticipation of such a taking.

          Taxes. All taxes, special or general assessments, water rents, rates
          -----
and charges, sewer rents and other impositions and charges imposed by Governmental Authorities of every kind and nature whatsoever, extraordinary as well as ordinary and each and every installment thereof which shall or may during the term of this Lease be charged, levied, laid, assessed, opposed, become due and payable or become liens upon or for or with respect to the Land or any part thereof and the Building or the Premiss, appurtenances or equipment owned by Landlord thereon or therein or any part thereof or on this Lease, together with all interest and penalties thereon under or by virtue of all present or future Legal Requirements and any sales tax, gross receipt tax or tax of a similar nature based on a percentage fraction or capitalized value of the Rent (whether in lieu of or in addition to the taxes hereinbefore described) and any income or profits tax or tax of any other nature intended to be in lieu of taxes hereinbefore described.

          Tenant. As defined in the preamble hereof.
          ------

          Term Commencement Date. The date hereof.
          ----------------------

          Title Conditions. All covenants, agreements, restrictions, easements,
          ----------------
rights of way and declarations of record encumbering or affecting the Premises on the date of this Lease so far as the same may be from time to time in force and applicable.

          Total Taking. (i) a Taking of: (a) the fee interest in all or
          ------------
substantially all of the Building or (b) such title to or easement in, over, under or such rights to occupy and use any part or parts of the Building to the exclusion of Landlord as shall have the effect, in the good faith judgment of the Landlord, of rendering the portion of the Building remaining after such Taking (even if restoration were made) unsuitable for the continued use and occupancy of the Building for the Permitted Uses or (ii) a Taking of all or substantially all of the Premises or such title to or easement in, on or over the Premises to the exclusion of Tenant which in the good faith and reasonable judgment of Tenant effectively prohibits access to the Premises or the exercise by Tenant of any rights in connection with Tenant's right of Permitted Uses under this Lease.

                                   ARTICLE 2

                                   Premises
                                   --------

          2.01. Premises. Landlord hereby leases and lets to Tenant, and Tenant
                --------
hereby takes and hires from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, the Premises subject to the Permitted Exceptions.

          2.02. Parking. Subject to the terms and conditions hereof, Tenant may
                -------
use paved parking areas on the Land for parking by its employees, agents, servants and invitees.

                                   ARTICLE 3

                                     Term
                                     ----

          3.01. Term Commencement. The Lease Term shall commence on the Term
                -----------------
Commencement Date.

          3.02. Termination. The Lease Term shall end on the Lease Termination
                -----------
Date.


                                   ARTICLE 4

                                     Rent
                                     ----

          4.01. Basic Rent. Tenant shall pay Landlord for the Premises, without
                ----------
deduction, abatement or offset of any kind, so that this Lease shall yield to the Landlord the Basic Rent absolutely net to Landlord during the term of this Lease, and Tenant shall pay all costs, expenses, disbursements and obligations of every kind and nature whatsoever relating to the Premises, except as expressly provided in this Lease. Basic Rent shall be payable by Tenant in equal monthly installments in advance on the last day of each calendar month during the Lease Term. Basic Rent for partial months at the beginning or end of the Lease Term shall be pro-rated.
                    ---------

          4.02. Security Deposit. Landlord acknowledges it is presently in
                ----------------
possession of the Security Deposit which shall be held by Landlord as security for Tenant's performance as herein provided and refunded to Tenant on the later of the Stated Expiration Date or the end of any extended term subject to Tenant's satisfactory compliance with the conditions of this Lease.


                                   ARTICLE 5

                                Use of Premises
                                ---------------
          5.01. Use. The Premises may be used solely for the Permitted Uses.
                ---


                                   ARTICLE 6


                         Taxes and Operating Expenses
                         ----------------------------

          6.01. Taxes; Operating Expenses. Tenant shall, during the Lease Term,
                -------------------------
pay and discharge punctually, as and when the same shall become due and payable, all Taxes and Operating Expenses charged, assessed or apportioned directly to Tenant or

Landlord in respect to the Land and Building commencing on the Term Commencement Date.


          6.02. Installment Payment. To the extent that the same may be
                -------------------
permitted by law, Tenant or its designees shall have the right to apply for the conversion of any assessment for local improvements assessed during the Lease Year in order to cause the same to be payable in annual installments, and upon such conversion, Tenant shall pay and discharge punctually said installments as they shall become due and payable during the Lease Term. Landlord agrees to permit the application for the foregoing conversion to be filed in Landlord's name, if necessary, and Landlord shall cooperate fully with Tenant and shall execute any and all documents requested by Tenant to accomplish the foregoing result. Tenant shall indemnify and hold harmless Landlord from any cost, loss, damage or liability in connection therewith and shall pay all assessments in full by the Lease Termination Date.

          6.03. Compliance. Tenant shall be deemed to have complied with the
                ----------
covenants of Section 6.01 hereof if payment of Taxes shall have been made either within any period allowed by law or by the Governmental Authority imposing the same during which payment is permitted without penalty or interest or before the same shall become a lien upon the Land, and Tenant shall deliver to Landlord a receipted tax bill within thirty days of the last date on which Taxes may be paid without penalty or interest as satisfactory evidence of such payment.

          6.04. Taxation. All Taxes, including assessments which have been
                --------
converted into installments as set forth in the preceding section 6.02, which shall become payable during each of the calendar or fiscal tax years, as the case may be, in which the term of this Lease commences or terminates shall be apportioned pro rata between Landlord and Tenant in accordance with the respective portions of such year during which such term shall be in effect.

          6.05. Contests. Tenant or its designees shall have the right to
                --------
contest or review all Taxes by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant or its designees shall conduct promptly at its own cost and expense, and free of any expense to Landlord, and, if necessary, in the name of Landlord, and Landlord shall cooperate fully with Tenant and shall execute all documents necessary to accomplish the foregoing). Tenant shall indemnify and hold harmless Landlord from any cost, loss, damage or liability in connection therewith and, at Landlord's request, if not otherwise required by law, shall deposit with Landlord (or Mortgagee) or the taxing authority (or post bonds) an amount equal to the amount of the contested taxes if reasonably necessary to protect Landlord's interests or is otherwise required pursuant to any Mortgage. Notwithstanding the foregoing, Tenant shall promptly pay all Taxes if at any time (i) the Land or any part thereof shall be subject to forfeiture, or (ii) if the Landlord shall be subject to any criminal liability arising out of the nonpayment thereof.

          The legal proceedings referred to in the preceding paragraph shall include appropriate certiorari proceedings and appeals from orders therein and appeals from any judgments, decrees or orders. In the event of any reduction, cancellation or discharge, Tenant shall pay the amount finally levied or assessed against the Land or adjudicated to be due and payable or any such contested Taxes.

          6.06. Refunds and Rebates. If there shall be any refunds or rebates on
                -------------------
account of the Taxes paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant except to the extent such Taxes may have been paid by Landlord. Any refunds received by Landlord shall be deemed trust funds and as such are to be received by Landlord in trust and paid to Tenant forthwith. Landlord will, upon the request of Tenant, sign any receipts which may be necessary to secure the payment of any such refund or rebate, and will pay over to Tenant such refund or rebate as received by Landlord.

          6.07. Other Taxes. Nothing herein or in this Lease otherwise contained
                -----------
shall require or be construed to require Tenant to pay any inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes that are, or may be, imposed upon Landlord, its successors or assigns, except to the extent such are in lieu of or in substitution for Taxes as now imposed on the Premises or this Lease.


          6.08. Tax Escrow. If reserves or escrows are required by the terms of
                ----------
any Mortgage, Tenant shall pay in advance into an escrow account or other reserve pursuant to such Mortgage, at the time of each rent payment, an additional amount equal to the pro-rata portion of the amount determined by Mortgagee to be sufficient to pay all Taxes and, otherwise, upon the terms required by the Mortgagee. Such amounts shall be held as set forth in Mortgage, and Tenant shall not be entitled to, nor shall Landlord or Mortgagee have any obligation to pay, interest thereon to Tenant.


                                   ARTICLE 7


                     Tenant's Improvements and Maintenance
                     -------------------------------------

          7.01. Alterations and Improvements. A. Tenant may request of Landlord
                ----------------------------
such alterations or improvements to the

Premises that are consistent with the Permitted Uses as Tenant may deem necessary or desirable, provided (a) such alterations or improvements do not materially diminish the value of, or materially change the character of the Premises, (b) Tenant accepts an increase in the Base Rent for the balance of the Lease Term in order to reimburse Landlord for all expenses, without exception incurred in the related, direct and indirect, costs and financing of all of the alterations and improvements, (c) there is no default in any provision, covenant or term of Mortgage resulting from such alterations or improvements and (d) Tenant executes any and all documents, including, without limitation, estoppel certificates, subordination and attornment agreements requested by Mortgagee.

          B. In the event Landlord rejects a request from Tenant for such alterations or improvements to the Premises, Tenant, at its own cost and expense, may make such alteration or improvements to the Premises consistent with the Permitted Uses as Tenant may deem necessary or desirable, provided that Tenant obtains the prior written consent of the Landlord, which consent will not be unreasonably withheld. Notwithstanding the foregoing, it shall not be unreasonable for Landlord to withhold its consent to any alteration or improvement, nor shall Tenant make any alteration or improvement, if consent to such alteration or improvement is required from any Mortgagee pursuant to its Mortgage but such consent is not given after request therefor by Landlord.

          C. Notwithstanding the provisions of Section 7.01(A) and 7.01(B), no obligation is hereby created on Mortgagee or any other person who may acquire title by foreclosure or deed in lieu of foreclosure or otherwise through Mortgagee's interest.

          7.02. Maintenance. Tenant shall, at all times during the term of this
                -----------
Lease, and at its own cost and expense, (i) keep and maintain (or cause to be kept and maintained) the interior of the Premises and the Land including all its appurtenances (but excluding any part of the Land that is used or occupied by anyone other than Landlord or Tenant or any subtenants of Tenant) in good repair and condition (ordinary wear and tear and damage by fire or casualty only excepted), (ii) keep and maintain the exterior of the Building and all the structural elements thereof (including but not limited to, foundation, walls, roof, and the like in good order, repair and condition, ordinary wear and tear, damage by fire or casualty only excepted), and (iii) use all reasonable precaution to prevent waste, damage or injury thereto.

         7.03. Redelivery. On the Lease Termination Date, Tenant shall quit and
               ----------
surrender the Premises free and clear of all tenants, occupants, liens, and encumbrances whatsoever except (i) Permitted Exceptions and (ii) encumbrances, restrictions or reservations caused by or consented to by Landlord. Tenant shall, subject to the provisions of Articles 17 and 18 hereof, surrender the Premises to Landlord broom clean and in good condition and repair (ordinary wear and tear, damage by fire or casualty only excepted) with all damages occasioned by Tenant's removal of Tenant's fixtures or equipment repaired at Tenant's expense to Landlord's satisfaction. Tenant shall, at Tenant's cost and expense, also remove said alterations and improvements made by Tenant as Landlord may request, unless said alterations and improvements were required or previously approved in writing by Landlord.


                                   ARTICLE 8

                             Hazardous Substances
                             --------------------

          8.01. Indemnity. Tenant shall not cause or permit any Hazardous
                ---------
Substance (as defined below) to be stored, generated, or disposed of on or in the Premises. The foregoing sentence shall not apply to Hazardous Substances which are present but in such manner that whether by reason of permits or otherwise their presence does not violate or establish liability under any applicable Legal Requirements. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises, except as permitted above, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or useable space in the Building or on the Land, or any damages caused by adverse impact on marketing of the space in the Building or on the Land' and any and all sums paid for settlement of claims, reasonable attorneys' fees, consultant, and expert fees) arising during or after the Lease Term and arising as a result of that contamination or use, storage, generation or disposal. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation to the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on or in the Premises that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises and to comply with applicable Legal Requirements. Except in the case of an emergency, Tenant shall first obtain Landlord's consent for any such remedial action, which consent shall not be unreasonably withheld or delayed.

          8.02. Definition. As used herein, "Hazardous Substance" means oil or
                ----------
petroleum products or any material, substance or waste that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, The Commonwealth of Massachusetts, or the United States Government. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs"), petroleum or any "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC (S)9601 et seq. or as hazardous waste as defined in the Resource Conservation and Recovery Act ("RCRA"), 42 USC (S)6901 et seq., or as defined in the Superfund Amendment and Reauthorization Act of 1987; the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, Chapter 21E of the Massachusetts General Laws; Chapter 21C of the Massachusetts General Laws, and the respective regulations promulgated thereto.

          8.03. Inspections. At any time during the Lease Term, Landlord may,
                -----------
for reasonable cause, require Tenant to provide to Landlord, at the expense of Tenant, an inspection or audit of the Premises, prepared by a qualified consultant approved by Landlord, certifying as to the presence or absence of Hazardous Substances, or to permit Landlord to so inspect or audit the Premises at Tenant's expense. Upon reasonable notice to Tenant, except in the case of an emergency, and for reasonable cause, Tenant hereby grants Landlord, its employees, agents and independent contractors, the right, whether or not at the expense of Tenant, to enter upon the Premises for the purpose of conducting tests, soil borings, installation of monitoring wells and any other tests which Landlord deems necessary or desirable. In addition to the rights granted to Landlord pursuant to Section 22.06 of this Lease, Landlord may, but has no obligation to, enter upon the Premises, upon reasonable notice to Tenant, for purposes of taking any and all necessary actions to return the Premises to the condition prior to the presence of Hazardous Substance on the Premises.


                                   ARTICLE 9

                         Tenant's Particular Covenants
                         -----------------------------

          9.01. Pay Rent. Tenant shall pay when due all Rent, including, without
                --------
limitation, all charges for taxes, insurance, utilities and maintenance.

          9.02. Occupancy of the Premises. Tenant shall occupy the Premises from
                -------------------------
the Term Commencement Date for the Permitted Uses only. Tenant shall not (i) injure or deface the Premises or the Building, nor (ii) permit any use thereof which is improper, offensive, contrary to any Legal Requirement or Insurance

Requirement or liable to render necessary any alteration or addition to the Building.


          9.03. Safety. Tenant shall keep the Premises equipped with all safety
                ------
appliances required by Legal Requirements or Insurance Requirements because of any use of the Premises made by Tenant. Tenant shall procure all Authorizations so required because of such use and, shall do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Permitted Uses.


          9.04. Pay Taxes. Tenant shall pay promptly when due all Taxes upon
                ---------
personal property (including, without limitation, fixtures and equipment) in the Premises to whomsoever assessed or into an escrow account if requested by Mortgagee.


                                  ARTICLE 10

                    Requirements of Governmental Authority
                    --------------------------------------

          10.01. Legal Requirements. During the term of this Lease, Tenant
                 ------------------
shall, at its own cost and expense, promptly observe and comply with all Legal Requirements. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Article 10.


                                  ARTICLE 11


                            Covenants Against Liens
                            -----------------------

          11.01. Mechanics Liens. Landlord's right, title and interest in the
                 ---------------
Premises or the Land or the Building shall not be subject to or liable for liens of mechanics or materialmen for work done on behalf of Tenant in connection with alterations or improvements to the Premises. Notwithstanding such restrictions, if because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for payment of money shall be filed against any portion of the Premises or the Land or the Building, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within fifteen (15) days after the filing thereof.

          11.02. Indemnity Against Liens. Tenant shall indemnify and save
                 -----------------------
harmless Landlord from and against any and all liability, damage, penalties, judgments, claims, costs and expenses (including attorney's fees) that arise from and in connection with liens of mechanics or materialmen for work done by or on behalf of Tenant in connection with alterations or improvements to the Premises.

          11.03. Right to Discharge. Without otherwise limiting any other remedy
                 ------------------
of Landlord for default hereunder, if Tenant shall fail to cause such liens to be discharged of record or bonded within the aforesaid fifteen (15) day period or to satisfy such liens within fifteen (15) days after any judgment in favor of such lienholders from which no further appeal might be taken then Landlord shall have the right to cause the same to be discharged. All amounts paid by the Landlord to cause such liens to be discharged shall constitute Additional Rent.


                                  ARTICLE 12

                              Access to Premises
                              ------------------

          12.01. Access. Landlord or Landlord's agents, representatives,
                 ------
consultants or employees and designees shall have the right, but not the obligation, to enter upon the Premises at all reasonable times during ordinary business hours, upon three (3) business days' notice, to examine the Premises or to exhibit the Premises to prospective purchasers and tenants, or both, but in the latter case only during the last six (6) months of the term of this Lease, as extended, except, however, any Mortgagee or Mortgagee's agents, consultants or employees may enter upon the Premises upon reasonable notice to Tenant, so long as no Event of Default exists, or in the event foreclosure proceedings have commenced any Mortgagee or Mortgagee's agents, consultants or employees may enter upon the Premises at all reasonable times.


                                  ARTICLE 13

               Assignment and Subletting Occupancy Arrangements
               ------------------------------------------------

          13.01. Subletting and Assignment. Tenant shall not enter into any
                 -------------------------
Occupancy Arrangement, either voluntarily or by operation of law (other than with a Person who is an Affiliate of Tenant for a period ending when and if such Person ceases to be an Affiliate of Tenant), without prior written consent of Landlord. If Tenant intends to enter into an Occupancy Arrangement, Tenant shall so request the consent of Landlord in writing, stating the name of (and financial information with respect to) the person with whom Tenant intends to enter into such Arrangement, the terms of the Arrangement and a description of the portion of the Premises intended to be subject thereto. The term of any such Occupancy Arrangement shall not extend beyond the Stated Expiration Date, as extended, unless the required Stated Expiration Date extension is consented to in writing by Landlord.


          Tenant shall (i) deliver to Landlord an executed original counterpart of any Occupancy Arrangement and (ii) remain permanently liable for the payment and performance of the terms and covenants of this Lease.


                                  ARTICLE 14

                                  Indemnity
                                  ---------

          14.01. Tenant's Indemnity. To the fullest extent permitted by law,
                 ------------------
Tenant shall indemnify and save harmless Landlord from and against any and all liability, damages, penalties or judgments and from and against any claims, actions, proceedings and expenses and costs in connection therewith, including, without limitation, reasonable counsel fees arising from injury to person or property sustained by anyone in and about the Premises resulting from any act or omission of Tenant, or Tenant's officers, agents, servants, employees, contractors, sublessees, invitees of any nature, or trespassers in the Premises and, in general, any act or omission of any Person other than Landlord. Tenant shall, at its own cost and expense, defend any and all suits or actions (just or unjust) in which Landlord may be impleaded with others upon any such above-mentioned matter, claim or claims, except as may result from the acts as set forth in Section 14.02. All merchandise, furniture, fixtures and property of every kind, nature and description of Tenant or Tenant's employees, agents, contractors, invitees, visitors or guests which may be in or upon the Premises during the term hereof shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be damaged, destroyed, stolen or removed by reason of any cause or reason whatsoever, other than the negligence or willful default of Landlord, no part of said damage or loss shall be charged to or borne by Landlord.

          14.02. Landlord's Liability. Except for its intentional acts or
                 --------------------
negligence or the intentional acts or negligence of its partners, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or improvements, or to any person or persons, at any time in the Premises, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, invitees, customers or sublessees.

                                  ARTICLE 15

                                   Insurance
                                   ---------

          15.01. Insurance. Tenant shall, at Tenant's expense, maintain, in
                 ---------
force and effect on the Premises at all times during the Lease Term, the following insurance:

          (a) "All-risk" coverage insurance against loss or damage to the Premises from all-risk perils. The amount of such insurance shall not be less than one hundred percent (100%) of the full replacement cost of the Building, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Building and owned by Landlord or Tenant from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Landlord's election, by reference to such indexes, appraisals or information as Landlord determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Building, the cost of replacing the Building without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Landlord's approval.

          (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $2,000,000 per occurrence, $3,000,000 aggregate (inclusive of umbrella coverage) or such lesser amount as Landlord in Landlord's sole discretion may accept, for bodily injury, personal injury and property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, products and completed operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and property damage liability. During any construction on the Land, Landlord's general contractor for such construction shall also provide the insurance required in this subparagraph (b). Landlord hereby retains the right to periodically review the amount of said liability insurance being maintained by Tenant and to require an increase in the amount of said liability insurance should Landlord deem an increase to be reasonably prudent under then existing circumstances.

          (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Building, in an amount equal to one hundred percent (100%) of the full replacement cost of the Building which policies shall insure against physical damage to and loss of occupancy and use of the Building arising out of an accident or breakdown covered thereunder.

          (d) If the Building or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to one hundred percent (100%) of the replacement cost of the Building or the maximum amount of flood insurance available, whichever is the lesser.

          (e) During the period of any construction on the Real Estate or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any improvements under construction, renovation or alteration in an amount approved by Landlord and, if required by Mortgagee, and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

          (f) Rental value or rental income insurance in amounts sufficient to compensate Landlord for all Rents and Profits during a period of not less than one year in which the Property may be damaged or destroyed.

          (g) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Landlord or Landlord's Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

     All such insurance shall (i) be with insurers authorized to do business in the state within which the Real Estate is located and who have and maintain a rating of at least the third (3rd) highest rating category by Moody's, Duff & Phelps, Fitch Investors or Standard & Poor [or a Best rating of A-V or better, at Mortgagee's election], (ii) contain the complete address of the Premises (or a complete legal description), (iii) be for term of at least one year, (iv) contain deductibles no greater than $10,000, and (v) be subject to the reasonable approval of Landlord as to insurance companies, amounts, content, form of policies, method by which premiums are paid and expiration dates.

     Tenant shall as of the date hereof deliver to Landlord evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Landlord. Tenant shall renew all such insurance and deliver to Landlord certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Tenant further agrees that all such policies shall provide that proceeds thereunder shall be payable to Landlord and Mortgagee, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Mortgagee, it successors and assigns, shall be named as an additional insured under all liability insurance policies. Tenant further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Mortgagee; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Landlord which might otherwise result in forfeiture of such insurance; and (iii) shall either name Mortgagee as an additional insured or waive all rights of subrogation against Mortgagee. The delivery to Landlord of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Tenant to Landlord as further security for the indebtedness secured hereby. In the event of termination of this Lease, all right, title and interest of Tenant in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the Landlord. In the event the Tenant fails to provide, maintain, keep in force or deliver and furnish to Landlord the policies of insurance required by this Lease or evidence of their renewal as required herein, Landlord may, but shall not be obligated to, procure such insurance and Tenant shall pay all amounts advanced by Landlord, together with interest thereon at the Default Interest Rate from and after the date advanced by Landlord until actually repaid by Tenant, promptly upon demand by Landlord. Any amounts so advanced by Landlord, together with interest thereon, shall be Additional Rent. Landlord shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Landlord has caused the insurance to be placed with the insurer after failure of Tenant to furnish such insurance.

          15.02. Insurance Escrow. If required by Landlord pursuant to the terms of this Lease, Tenant shall pay, in advance, into an escrow account, at the time of each rent payment, an additional amount equal to the amount determined by Landlord to be sufficient to pay all insurance premiums required by Section 15.01. Such amounts shall be held by Landlord or its designee without liability to pay interest thereon, and on or before the dates on which they would become delinquent shall be applied to the payment of such insurance premiums.


                                  ARTICLE 16

                             Waiver of Subrogation
                             ---------------------

          16.01. Waiver of Subrogation. All insurance policies carried by either
                 ---------------------
party covering the Premises, including but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer to make any claim against the other party. The parties hereto agree that their policies will include such waiver of subrogation clause or endorsement.

          16.02. Waiver of Rights. Landlord and Tenant each hereby waive all
                 ----------------
claims, causes of action and rights or recovery against the other and their respective partners, agents, officers and employees, for any damage to or destruction of persons, property or business which shall occur on or about the Premises and shall result from any of the perils insured under any and all policies of insurance maintained by Landlord and Tenant, regardless of cause, including the negligence and intentional wrongdoing of either party and their respective agents, officers and employees but only to the extent of recovery, if any, under such policy or policies of insurance; provided, however, that this waiver shall be null and void to the extent that any such insurance shall be invalidated by reason of this waiver.


                                  ARTICLE 17

                             Damage or Destruction
                             ---------------------

          17.01. Substantial Damage. If the Building or any part thereof shall
                 ------------------
be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If as a result, the Building is so damaged that substantial alteration or reconstruction of the Building shall be required or if any Mortgagee requires that Proceeds payable be used to retire the mortgage debt, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage.

          17.02. Restoration. If Landlord does not terminate this Lease pursuant
                 -----------
to Section 17.01, Landlord shall, within seventy-five (75) days after receipt by Landlord of the Proceeds payable in respect of such fire or other casualty, proceed with reasonable diligence to restore the Building (subject to Force Majeure) to substantially the same condition in which it was immediately prior to the occurrence of the casualty. Landlord shall not be required to rebuild, repair, or replace any part of the Tenant's furniture, furnishings, fixtures or equipment. Landlord shall not be required to spend for such work an amount in excess of the Proceeds actually received by Landlord and allocable thereto. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Basic Rent during the time and to the extent the Premises are unfit for occupancy, so long as rental proceeds from whatever source are sufficient to pay Rent. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the Rent hereunder shall not be diminished during the repair of such damage.


                                  ARTICLE 18

                                Eminent Domain
                                --------------

          18.01. Total Taking. If the Premises or the Building should be the
                 ------------
subject of a Total Taking, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority.

          18.02. Partial Taking. If there occurs a Partial Taking and the
                 --------------
Premises are affected thereby, Landlord may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If upon any such Partial Taking this Lease is not terminated, Basic Rent shall be abated by an amount representing that part of the Basic Rent properly allocable to the portion of the Premises so taken and Landlord shall, at Landlord's sole expense, restore and reconstruct the Building and the Premises to substantially their former condition to the extent that the same, in Landlord's judgment, may be feasible, but Landlord shall not be required to spend for such work an amount in excess of the Proceeds received by Landlord.

          18.03. Awards and Proceeds. All Proceeds payable in respect of a
                 -------------------
Taking shall be the property of Landlord. Tenant hereby assigns to Landlord all rights of Tenant in or to such Proceeds, provided that Tenant shall be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures.


                                  ARTICLE 19

                                Quiet Enjoyment
                                ---------------

          19.01. Landlord's Covenant. Tenant, upon paying the Rent and observing
                 -------------------
and keeping all covenants, warranties, agreements and conditions of this Lease on its part to be kept shall, subject to the Permitted Exceptions, quietly have and enjoy the Premises during the term of this Lease, without hindrance or molestation from any Person lawfully claiming by, through or under Landlord.

          19.02. Notice to Mortgagee. No act or failure to act on the part of
                 -------------------
Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Mortgagee, if any, specifying the act or failure to act on the part of Landlord which is the basis of Tenant's rights; and (ii) Mortgagee, after receipt of such notice, fails or refuses to correct or cure (or to commence and pursue to cure) the condition complained of within a reasonable time thereafter; but nothing contained in this Section 19.03 shall be deemed to impose any obligation on Mortgagee to correct or cure any such condition. "Reasonable time" as used above shall mean a period of not less than thirty (30) Business Days and shall include (but not be limited to) a reasonable time to obtain possession of the Building if the Mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

          19.03. Other Provisions Regarding Mortgagees. If this Lease or the
                 -------------------------------------
Rent due hereunder is assigned to Mortgagee as collateral security for a loan, no Mortgagee shall be deemed to have assumed any of Landlord's obligations hereunder solely as a result of said assignment. A Mortgagee to whom this Lease has been so assigned shall be deemed to have assumed such obligations only if
(i) by the terms of the instrument of assignment Mortgagee specifically elects to assume such obligations or (ii) Mortgagee has (a) foreclosed its Mortgage and acquired title, (b) accepted a deed in lieu thereof, or (c) taken possession of the Premises by entry or otherwise. Even if Mortgagee so assumes the obligations of Landlord hereunder, Mortgagee will be liable for breaches of any of Landlord's obligations hereunder only to the extent such breaches occur during the period of ownership by Mortgagee after foreclosure (or any conveyance by a deed in lieu thereof), all as set forth in
Section 25.09 hereof.

                                  ARTICLE 20


                          Defaults; Events of Default
                          ---------------------------

          20.01. Defaults. The following shall, if any requirement for notice or
                 --------
lapse of time or both has not been met, constitute Defaults, and, if all such applicable periods for the giving of notice or lapse of time, or both have been
------------------------------------------------------------
met, constitute Events of Default hereunder:

          (1)  The occurrence of any event set forth in
               Article 21 hereof;

          (2) The failure of Tenant to pay Rent (including, but not limited to, Tenant's obligation to deposit tax payments, in advance, into an escrow account if requested by Landlord as required by Section 6.08,
               Section 9.04 or Section 15.02) when the same shall be due and payable and the continuance of such failure for a period of ten (10) days after receipt by Tenant of notice in writing from Landlord specifying such failure.

          (3) The failure or refusal of Tenant to keep, observe or perform any of the other covenants, conditions and agreements herein contained on Tenant's part to be kept, observed or performed and the continuance of such failure or refusal without the curing of same for a period of fifteen (15) days after receipt by Tenant of notice in writing from Landlord specifying in reasonable detail the nature of such failure.


          20.02. Tenant's Best Efforts. In the event that the Default of which
                 ---------------------
Landlord gives notice pursuant to Section 20.01(3) is of such a nature that it cannot be cured within such fifteen (15) day period, then such fifteen (15) day period shall be extended so long as Tenant, after receiving such notice, proceeds diligently to cure the Default as soon as reasonably possible and continues to take all steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. No Default (except Insolvency) shall occur if and so long as (a) Tenant does not refuse to cure the Default, and (b) Tenant shall be so proceeding to cure the same in good faith or be delayed in or prevented from curing the same by reason of force majeure.

          20.03. Elimination of Default. Notwithstanding anything to the
                 ----------------------
contrary contained in this Article 20, in the event that any Default(s) of Tenant shall be cured within the applicable grace period hereinabove provided, such Default(s) shall be deemed never to have occurred and Tenant's rights hereunder shall continue unaffected by such Default(s).


                                  ARTICLE 21

                                  Insolvency
                                  ----------

          21.01. Insolvency. If (i) there occurs with respect to Tenant or any
                 ----------
occupant of all or substantially all of the Premises an Insolvency or (ii) any execution of attachment is issued against any of the aforesaid or any of their property and as a result thereof the Premises are taken or occupied by some Person other than the Tenant, except as may herein be expressly permitted, then an Event of Default hereunder shall be deemed to have occurred so that the provisions of Article 22 hereof shall become effective and Landlord shall have the rights and remedies provided for therein.


                                  ARTICLE 22

                    Landlord's Remedies; Damages on Default
                    ---------------------------------------

          22.01. Landlord's Remedies. If an Event of Default shall occur and be
                 -------------------
continuing, Landlord may, at its option, give to Tenant a notice terminating this Lease upon a date specified in such notice, which date shall be not less than ten (10) Business Days after the date of receipt by Tenant of such notice from Landlord, and upon the date specified in said notice, the term and estate hereby vested in Tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire term of this Lease had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

          22.02. Subordination, Attornment and Non-Disturbance Agreement. This
                 -------------------------------------------------------
Lease and all rights of Tenant shall be subject and subordinate to Mortgage and all replacements, substitutions, renewals or extensions thereof and advances thereunder, and, in addition, Tenant consents to an assignment of this Lease by Landlord to Mortgagee as further security for the Note, provided however, that in each instance Mortgagee shall execute and deliver to Tenant for execution an attornment and non-disturbance agreement in form and content substantially similar to that attached hereto as Exhibit B. Each such Mortgagee shall be obligated to perform Landlord's covenants hereunder only after the earlier of taking possession of or title to the Premises and only as to obligations which arise thereafter.

          22.03. Surrender. Upon any expiration or termination of this Lease as
                 ---------
the result of an Event of Default, Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord, upon or at any time after such expiration or termination, may without further notice, enter the Premises and possess itself thereof, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other Persons and property from the Premises and may have, hold and enjoy the Premises and the right to receive all rental income of and from the same.

          22.04. Right to Relet. At any time or from time to time after any such
                 --------------
expiration or termination, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon such reletting.


          22.05. Survival of Covenant. No expiration or termination of this
                 --------------------
Lease shall relieve Tenant of its liability and obligations under this Lease, including but not limited to the Indemnity required of Tenant by Article 8,
Section 8.01, and such liability and obligations shall survive any expiration or termination of this Lease. In the event of any such expiration or termination, whether or not the Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the Rent up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the Stated Expiration Date, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the difference between

          (1) the equivalent of the amount of Rent which would be payable under this Lease by Tenant if this Lease were still in effect, less

          (2) the net proceeds of any reletting effected pursuant to the provisions of Section 22.02 hereof, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting.

Tenant shall pay such difference to Landlord monthly on the days on which the Basic Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly difference as the same shall arise. At any time after any such expiration or termination, whether or not Landlord shall have collected any monthly difference as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the difference between the present value of the Rent reserved hereunder for the unexpired portion of the term of this Lease and the then present value of the fair and reasonable rental value of the Premises for the same period. If the Premises or any part thereof be relet by the Landlord for the unexpired portion of the Lease Term, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie to be the fair and reasonable rental value for the part or the whole of the Premises to relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

          22.06. Right to Equitable Relief. In the event there shall occur an
                 -------------------------
Event of Default or threatened Default, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

          22.07. Right to Self Help; Interest on Overdue Rent. If an Event of
                 --------------------------------------------
Default shall occur and be continuing, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provisions for such substituted performance by Landlord is provided in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. The aggregate of (i) all sums so paid by Landlord with interest (at the rate of 1-1/2% per month or the highest rate permitted by law, whichever is less) on such sum plus all Rent not paid when due and (iii) all necessary
                     ----
incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Rent under this Lease and shall be payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligation under this Lease.

          22.08. Further Remedies. Upon any termination of this Lease pursuant
                 ----------------
to Section 22.01, or at any time thereafter, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, re-enter the Premises, and recover possession thereof and may dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statutes; but Tenant in such case shall remain liable to Landlord as herein provided.


                                  ARTICLE 23

                                    Waivers
                                    -------

          23.01. No Waivers. Failure of Landlord to complain of any act or
                 ----------
omission on the part of Tenant no matter how long the same may continue, shall not be deemed to be a waiver by said Landlord of any of its rights hereunder. No waiver by Landlord at any time, expressed or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a partial payment on account.


                                  ARTICLE 24


                         Sale of Premises or Building
                         ----------------------------

          24.01. Right of First Offer. Provided that an Event of Default has not
                 --------------------
occurred and is not continuing, Landlord will not (during the Lease Term) execute a purchase and sale agreement, option to purchase, deed or similar agreement conveying or otherwise, except financing and refinancing, affecting Landlord's interest in the Land or the Building whether or not any rights granted by any such agreement are exercisable during or after the Lease Term, unless Landlord has first offered in writing to sell the Land and Building to Tenant. If Landlord and Tenant do not agree on a purchase price within thirty
(30) days of receipt by Tenant of Landlord's offer, Landlord may sell the Land or the Building to a Person who is not an Affiliate of Landlord at a price not less than Tenant's highest offer; provided, however, that the foregoing shall not be applicable to the purchase or sale of a partnership interest or to the purchase or sale of the Premises at a foreclosure sale, or by deed in lieu thereof, by Mortgagee or its designee, or any sale of the Premises by Mortgagee or its designee.

                                  ARTICLE 25

                              General Provisions
                              ------------------

          25.01. Force Majeure. In the event that Landlord or Tenant shall be
                 -------------
delayed, hindered in or prevented from the performance of any act required hereunder (other than payment of Rent) by reason of Force Majeure, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be attended for a period equivalent to the period of such delay.

           25.02. Notices and Communications. All notices, demands, requests and
                  --------------------------
other communications provided for or permitted under this Lease shall be in writing, either delivered by hand or sent prepaid by overnight delivery, to the following addresses:

          (a) if to Landlord at the address stated in the preamble hereof, or at such other address as the Landlord shall have designated in writing to the Tenant, with a copy to Masterman, Culbert & Tully, One Lewis Wharf, Boston, MA 02110 Attention:
               Paul J. McNamara, Esq., and to such Persons as Landlord shall have designated in writing to Tenant, or

          (b) if to Tenant at the address stated in the preamble hereof, or at such other address as the Tenant shall have designated in writing to the Landlord, with a copy to Lynch, Brewer, Hoffman & Sands, 101 Federal Street, Boston, Massachusetts 02110 Attention: Owen
               B. Lynch, Esq.

          Any notice provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such notice is sent by prepaid overnight delivery in which case it shall be deemed to be received on (i) the next Business Day following the sending thereof.

          25.03. Certificates, Estoppel Letter. Either party shall, without
                 -----------------------------
charge, at any time and from time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to Mortgagee or purchaser, or proposed Mortgagee or proposed purchaser, or any other person specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment, (b) as to the validity and force and effect of this Lease, in accordance with its tenor as then constituted, (c) as to the existence of any Default or Event of Default, (d) as to the existence of any offsets, counterclaims or defenses thereto on the part of such other party, (e) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

          25.04. Holding Over. If Tenant occupies the Premises after the Lease
                 ------------
Termination Date without Landlord's consent or without having entered into a new lease of the Premises with Landlord, Tenant shall be a tenant-at-sufferance only subject to all of the terms and provisions of this Lease at twice the then effective Base Rent. Such a holding over, even if with the consent of Landlord, shall not constitute an extension or renewal of this Lease.

          25.05. Governing Law. This Lease and the performance thereof shall be
                 -------------
governed, interpreted, construed and regulated by the laws of The Commonwealth of Massachusetts.

          25.06. Partial Invalidity. If any term, covenant, condition or
                 ------------------
provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          25.07. Notice of Lease. The parties will at any time, at the request
                 ---------------
of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a Notice of Lease, setting forth a description of the Premises, the Lease Term and any other portions thereof, excepting the rental provisions, as either party may request.

          25.08. Interpretation. The section headings used therein are for
                 --------------
reference and convenience only, and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. The term "Landlord" whenever used herein, shall mean only the owner at the time of Landlord's interest herein, and upon any sale or assignment (other than as collateral security for a loan) of the interest of Landlord herein, its respective successors in interest and/or assigns shall, during the term of ownership of its respective estates herein, be deemed to be Landlord and the liability of Landlord, if any, hereunder shall in any event be limited to the Landlord's interest in the Building.

          25.09. Consents. Consents or approvals required or requested of either
                 --------
Landlord or Tenant shall not be unreasonably withheld or delayed.

          25.10. Entire Agreement. No oral statement or prior written matter
                 ----------------
shall have any force or effect. This Agreement shall not be modified or cancelled except by writing subscribed to by all parties.

          25.11. Parties. Except as herein otherwise expressly provided the
                 -------
covenants, conditions agreements contained in this Lease shall be binding upon the heirs, successors and assigns of the parties hereto.

          Executed as a sealed instrument as of the ___ day of _______________, 199__.


                                   LANDLORD:

                                   RAGS II


                                   By /s/ John A. Geishecker, Jr.
                                     ----------------------------------
                                     John A. Geishecker, Jr.
                                     General Partner

                                   TENANT:

                                   RULE INDUSTRIES, INC.


                                   By /s/ Gary M. Sable
                                     ----------------------------------
                                     Gary M. Sable
                                     Vice President

                                   EXHIBIT A
                                   ---------

     The land in Deerfield, Franklin County, Massachusetts, on the southerly side of Route 116 (February 26, 1963 Massachusetts State Highway Relocation), more specifically bounded and described as follows:

     Beginning at a concrete bound in the southerly sideline of said Route #116, said bound being opposite station 131 + 98.03 of the base line of location of the February 26, 1963 relocation and layout of Route #116; thence southeasterly along the top of the bank to a concrete bound, said bound being S 55(degrees) 47' 21" E a distance of 214.31 feet from the last mentioned bound being S 33(degrees) 55' 23" E a distance of 51.55 feet to a concrete bound; thence S 57(degrees) 00' 04" E a distance of 260.42 feet to a concrete bound; thence S 55(degrees) 34' 39" E a distance of 127.57 feet to a concrete bound; thence S 32(degrees) 53' 30" E a distance of 245.30 feet to a concrete bound; the last eight courses being along and now or formerly of Chester of Mary Wotjkielwicz; thence S 81(degrees) 35' 34" W along the line between Deerfield, Massachusetts and Whately, Massachusetts a distance of 1,593.95 feet to a concrete bound; thence N 6(degrees) 09' 26" W a distance of 672.92 feet to a concrete bound; thence northerly on a curve to the right of radius 730.00 feet an arc length of 248.58 feet to a concrete bound; thence northeasterly on a curve to the right of radius 25-00 feet an arc length of 39.27 feet to a concrete bound; the last four courses being along land now or formerly of Deerfield Economic Development and Industrial Economic Corporation; then S 76(degrees) 38' 49" E along the southerly side of said Route #116 a distance of 708.03 feet to the point of beginning.

     The parcel described above contains 29.947 acres and is the land conveyed to Mortgagor by deed of Rule Industries, Inc., dated December 31, 1994 and recorded at the Franklin County Registry of Deeds in Book 1834, Page 107.